SUPPLEMENT TO PROSPECTUS OF
                          EVERGREEN SELECT EQUITY TRUST


I.       Evergreen Select Diversified Value Fund
         Evergreen Select Large Cap Blend Fund
         (together "the Funds")

         Proposed Fund Reorganization

         On March 24, 2000 the Board of Trustees of the Evergreen Funds approved proposals to reorganize the Funds into Evergreen Stock Selector Fund ("Stock Selector"). If the shareholders of the Funds approve the proposals, all of the assets of the Funds will be transferred to Stock Selector and shareholders of the Funds will receive shares of Stock Selector in exchange for their shares. Shareholders of record of the Funds as of April 28, 2000, are scheduled to vote on the proposals at a special meeting of shareholders to be held on July 14, 2000. If approved, the reorganizations are proposed to take place on or about July 21, 2000. Shareholders of the Funds will be mailed information detailing the proposal on or about May 26, 2000.


Evergreen Select Small Company Value Fund

         Proposed Fund Reorganization

         On March 24, 2000 the Board of Trustees of the Evergreen Funds approved a proposal to reorganize Evergreen Select Small Company Value Fund ("Select Small Company") into Evergreen Small Cap Value Fund ("Small Cap Value"). If the shareholders of Select Small Company approve the proposal, all of the assets of Select Small Company will be transferred to Small Cap Value and shareholders of Select Small Company will receive shares of Small Cap Value in exchange for their shares. Shareholders of record of Select Small Company as of April 28, 2000, are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 14, 2000. If approved, the reorganization is proposed to take place on or about July 21, 2000. Shareholders of Select Small Company will be mailed information detailing the proposal on or about May 26, 2000.


Evergreen Select Social Principles Fund

         Proposed Fund Reorganization

         On March 24, 2000 the Board of Trustees of the Evergreen Funds approved a proposal to reorganize Evergreen Select Social Principles Fund ("Select Social Principles") into Evergreen Select Special Equity Fund ("Select Special Equity"). If the shareholders of Select Social Principles approve the proposal, all of the assets of Select Social Principles will be transferred to Select Special Equity and shareholders of Select Social Principles will receive shares of Select Special Equity in exchange for their shares. Shareholders of record of Select Social Principles as of April 28, 2000, are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 14, 2000. If approved, the reorganization is proposed to take place on or about July 21, 2000. Shareholders of Select Social Principles will be mailed information detailing the proposal on or about May 26, 2000.


April 3, 2000



II.      Evergreen Select Small Company Value Fund

         The first sentence under the section entitled "INVESTMENT STRATEGY" in the Fund's November 1, 1999 prospectus is restated as follows:

         "The Fund invests primarily in common stocks of small U.S. companies (less than $1.5 million in market capitalization at the time of purchase)."

         Additionally, the section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented as follows:

     Jordan Alexander, CFA has managed the Fund since April 1999. Mr. Alexander has been an assistant portfolio manager with EAMC since September 1998. From 1995 to 1998, Mr. Alexander was an associate healthcare analyst at PaineWebber Incorporated. From 1990-1995, Mr. Alexander was an auditor and senior financial analyst at Arthur Andersen LLP.


April 7, 2000                                                       553688 4/00